Exhibit 10.31
                         SUBLEASE - THE PHONE STOP, INC.

             May 14,1999

             To whom it may concern:

             The Phone Stop Inc. is leasing suits 207 at 650 W. Grand Ave. in Elmhurst, from American Telephone and Computer on a month-to-month basis for $5685.75 per/mo,

             Sincerely,
By:          /s/ Hans Herrmann
             Hans Herrmann

                       FIRST AMENDMENT DATED JUNE 01, 1999

FIRST AMENDMENT to Lease dated May 3, 1999, by and between Korman/Lederer Management Co., as agents for the beneficiaries of LaSalle National Bank, as successor trustee to LaSalle National Trust, N.A, as Trustee under Trust #107031 (hereinafter known as "Lessor" and Chicago Telecom, Inc., (hereinafter known as "Lessee") for the premises known as 650 West Grand Avenue, Suites 207, 208, 209, Elmhurst, Il (hereinafter known as the "Premises") and Lease dated May 13, 1999, (hereinafter known as the "Lease").

Lessor and Lessee agree that the Lease made between Lessor and Lessee concerning the "Premises" is hereby amended as follows:

1.               Terms of Lease are changed as follows:

   PERIOD                                     PER MONTH           ANNUAL
   ------                                     ---------           ------
   JULY        15, 1999 - JULY  31, 1999      NO RENT             N/A
   AUGUST      01, 1999 - JUNE  30, 2000      $5,685.75      $     68,228.88
   JULY        01, 2000 - JUNE  30, 2001      $5,799.47           $69,593.46
   JULY        01, 2001 - JUNE  30, 2002      $5,915.46           $70,985.52
   JULY        01, 2002 - JUNE  30, 2003      $6,3003.77          $72,405.24
   JULY        01, 2003 - JUNE  30, 2004      $6,154.35           $73,852.20

2. Except as provided herein, the terms and conditions of the original Lease dated May 13, 1999 are confirmed and are incorporated herein.

IN WITNESS HEREOF, the Lessor and Lessee have executed this Second Amendment to Lease this 18th day of June, 1999.

LESSOR:                                              LESSEE:

Korman/Lederer Management Co.,                       Chicago Telecom, Inc.
as agents for the beneficiaries
of LaSalle National Bank, as
successor trustee to LaSalle
National Trust, N.A., as Trustee
under Trust # 107031

BY:  /S/ LESLIE H. KORMAN                            BY:  /S/ LAWRENCE E. GABLE
     --------------------                                 ---------------------
     LESLIE H. KORMAN                                     LAWRENCE E. GABLE
ITS: CORPORATE PRESIDENT

                                  LEASE SUMMARY

                           MULTI-TENANT BUILDING LEASE

Lessor: Korman/Lederer Management Co., as agents for the beneficiaries of LaSalle National Bank, as successor trustee to LaSalle National Trust , N.A., as trustee under Trust #107031

Lessee:  Chicago Telecom, Inc.
         ---------------------

Lease Dated:                        May 13, 1999

Leased Premises:           650 West Grand Avenue, Units 207/208/209
                           Elmhurst, Illinois 60126
                           ------------------------

Specified Use: Office & Warehouse
               ------------------

Lessee's Square Footage: 5054 Square Feet
                         ----------------

Term:             June 15, 1999 - May 31, 2004

Occupancy:        June 15, 1999 - May 31, 2004

Monthly Rental:            See Page 2

Additional Rental:
Taxes in excess of - $.87 per square foot.
Common Area Maintenance costs in excess of $.66 per square foot.
HVAC Maintenance costs in excess of $.40 per square foot.

Security Deposit: $5685.75, PLUS GUARANTY BY CARNEGIE INTERNATIONAL CORPORATION
                  -------------------------------------------------------------
Lessee Pro Rata Share 3.56%

Total Building Area: 142,095 Square Feet
                     -------------------

Rent Payments To:                   Korman/Lederer Management Co.
                                    P. 0. Box 71930
                                    Chicago, Illinois 60694-1930

(The above is a brief summary of the provisions in the attached lease, but the provisions in the attached lease are controlling.)

                                                             PLEASE INITIAL
                                                             Lessor, Lessee
                                                             --------------

                           MULTI-TENANT BUILDING LEASE

THIS LEASE, dated this 13th day of May 1999 , by and between Korman/Lederer Management Co., as agents for the beneficiaries of LaSalle National Bank, as successor trustee to LaSalle National Trust, N.A., as trustee under Trust #107031 hereinafter referred to as "Lessor" and Chicago Telecom, Inc. hereinafter referred to as "Lessee".

                                   WITNESSETH

Lessor, in consideration of the rents and covenants hereinafter set forth, hereby leases to Lessee and Lessee hereby accepts, that certain space shown and designated on the floor plan attached hereto and made a part hereof as Exhibit

A (the "Premises"), located in the Building known and described as 650 West Grand Avenue, Units 207/208/209 Elmhurst, Illinois (the "Building"). The land including all appurtenant easement areas upon which the Building is located is hereinafter referred to as the "Property".

TO HAVE AND TO HOLD for a term ("the Lease Term") of, Five (5) Years commencing on the 15th day of June, 1999, and ending on the 31st day of May 2004, unless sooner terminated, as provided herein, subject to the covenants and agreements hereinafter contained.

ARTICLE I. BASE RENT:

1.1 In the event the Lease Term does exceed five (5) years, Lessee shall pay to Lessor annual Base Rent of See Below in equal monthly installments of See Below each in advance on the first day of each and every calendar month during the Lease Term. If the Lease Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a month, then the Base Rent for such fractional month shall be prorated on the basis of 1/365th of the annual Base Rent for each day of such fractional month. Base Rent shall be payable without any demand therefore and without any deductions or set-offs whatsoever.

         PERIOD                              PER MONTH      ANNUAL

         June 15, 1999 - June 30, 1999       No Rent            N/A
         July 01, 1999 - May 31, 2000        $5685.75           $68,228.88
         June 01, 2000 - May 31, 2001        $5799.47           $69,593.46
         June 01, 2001 - May 31, 2002        $5915.46           $70,985.52
         June 01, 2002 - May 31, 2003        $6033.77           $72,405.24
         June 01, 2003 - May 31, 2004        $6154.35           $73,852.20


ARTICLE 2. ADDITIONAL RENT DEFINITIONS:

For purposes of this Article 2, the parties hereto agree upon the following
Definitions:

2.1 The term "Lease Year" shall mean each of those calendar years commencing with and including the year during which the Lease Term commences, and ending with the calendar year during which the Lease Term (including any extensions or renewals) terminates.

2.2 The Term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent, and any other federal, state or local government charge, general special, ordinary or extraordinary, foreseen or unforeseen, of any kind and nature whatsoever (but not including income or franchise taxes or any other taxes imposed upon or measured by Lessor's income or profits, unless the same shall be imposed in lieu of real estate taxes), which may now or hereafter be levied or assessed against the Property. Taxes shall also include attorney's fees and other expenses reasonably incurred by Lessor for the purpose of obtaining reductions in the Taxes previously described above. In the case of special taxes or assessments which may be payable in installments, only the amount of each installment due and payable during a Lease Year shall be included in "Taxes" for that year. "Taxes" shall also include any personal property taxes relating to Lessor's personal property located on the Property and used in connection with the operation and maintenance thereof.

2.3 The term "Excess Taxes" shall mean the amount of Taxes for the applicable Lease Year in excess of the sum of $.87 per square foot of the Building.

2.4 The term "Common Area Maintenance Costs" (sometimes referred to herein as "CAM Costs") shall mean all costs or expenses of any kind or nature reasonably incurred for the applicable Lease Year for the upkeep, maintenance, repair, replacement and operation of the Premises, Building and Property or any or all of them in any combination, in first class condition and operation as determined in accordance with Lessor's regular practices, including but not limited to, property insurance premiums (all risk in an amount equal to the full replacement value), Liability Insurance, rental abatement insurance, (including additional rental and taxes for one year), snow removal, landscaping maintenance, maintenance repair and replacement costs, electricity, water, sewer, gas, and other utility charges, fuel, lighting, window washing, trash (if not separately arranged) and rubbish removal, common area maintenance clean up, reasonably allowable, wages payable to employees of Lessor whose duties are connected with the upkeep, maintenance, repair or operation of all or any part of the Premises, Building, and property, amounts paid to contractors, subcontractors and material men for work or services performed and materials supplied in connection with the maintenance, repair, replacement and operation of all or any part of the Premises, Building and Property. All services, supplies, repairs, replacement or other expenses or maintaining, repairing and replacing all or any part of the Building and the Property, other mechanical systems, fire alarm maintenance, fees and other security costs including telephone charges, central station and police and fire station connection and periodic charges for landscaping, snow removal, parking lot maintenance and such other expenses as may be ordinarily incurred in the maintenance, repair, replacement and operation of all or any part of the Property and the Building not specifically set forth herein. The term "Common Area Maintenance Costs" shall not include Taxes as defined above, any improvements to the Building or Property other than replacement costs required for normal maintenance and repair, and shall not include repairs, restoration or other work occasioned by fire, windstorm or other insured casualty losses, expenses incurred in leasing or procuring tenants, leasing or real estate brokers commissions, advertising expenses, expenses for renovating space for new tenants, legal expenses incurred in enforcing the terms of any lease, interest or principal payment on any mortgage or other indebtedness of Lessor, compensation paid to any employee of Lessor, above the grade of Building superintendent or depreciation allowance or expense. Notwithstanding the foregoing, in the event Lessor installs equipment on or makes improvements or alterations to the Building or Property for the purpose of reducing energy costs, maintenance costs or other Common Area Maintenance Costs, Lessor may include in Common Area Maintenance Costs a reasonable charge for depreciation of the same so as to amortize such investment over the reasonable life of such equipment, improvement or alteration on a straight life basis not to exceed 10 years, provided said amount is less than the savings. The term "Common Area Maintenance Costs" shall not include any amount separately charged to any individual Lessee. The term "Common Area Maintenance Costs" shall mean the amount of Common Area Maintenance Costs for the applicable Lease Year in excess of the sum of S.66 per square foot. Roof, structural and parking lots are not Common Area Maintenance Costs.

2.5 Lessee shall pay for the cost of operating the HVAC system including the cost of a repair and maintenance contract with a reliable service company for, on an annual or other basis, the maintenance of the HVAC systems. Lessor will contract with such service company and Lessee shall pay said costs involved either to Lessor or as Lessor shall direct. Replacement costs of heat exchangers, condensers and compressors will be Lessor's expense and shall not be part of said HVAC maintenance contract. Lessee agrees to cooperate with any service people and make the Premises available to them on a reasonable basis. Lessee will not do, suffer or commit any act or omission, whether upon the Premises or otherwise, which might or would result in voiding or impairing the obligations of any such maintenance contract. The term "HVAC Maintenance Costs" shall mean the amount of HVAC maintenance costs for the applicable Lease Year in excess of the sum of $.40 per square foot.

2.6 The term "Lessee's Pro Rata Share" shall mean Three & 56/100ths percent 3.56%) of the Excess Taxes imposed or levied against the Property for the applicable Lease Year, and the Common Area Maintenance and HVAC Costs paid or payable by Lessor in any Lease Year. Said percentage has been agreed upon by the parties hereto after due consideration of the area of the Premises compared to the area of the Building and other factors deemed relevant to the parties hereto, including but not limited to, the location type, and quality of the Premises. The parties agree that the Building contains 142,095 square feet.

ARTICLE 3. ADDITIONAL RENT: In addition to the Base Rent payable by Tenant under the provisions of Article I hereof, Lessee shall pay to Lessor "Additional Rent" as hereinafter provided for in this Article 3.

3.1 As to each Lease Year Lessor at its election may estimate for each such Lease Year (1) the total amount of Excess Taxes, Excess CAM and Excess HVAC costs: and (ii) Lessee's Pro Rata share thereof. Said estimate shall be in writing and shall be delivered or mailed to Lessee at the Premises.

3.2 Lessee shall pay, as Additional Rent, the amount of Lessee's Pro Rata Share of Excess Taxes, Excess CAM and Excess HVAC costs for each Lease Year, so estimated, in equal monthly installments, in advance on the I st day of each month during each applicable Lease Year. In the event that said estimate is delivered to Lessee after the 1st day of January of the applicable Lease Year, said amount, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the 1st day of each month over the balance of such Lease Year with the number of installments being equal to the number of full calendar months remaining in such Lease Year.

3.3 From time to time during any applicable Lease Year, Lessor may re-estimate the amount of Excess Taxes, Excess CAM and Excess HVAC costs and Lessee's Pro Rata Share thereof, and in such event Lessor shall notify Lessee, in writing, of such re-estimate in the manner above set forth and shall fix monthly installments for the then remaining balance of such Lease Year in an amount sufficient to pay the re-estimated amount over the balance of such Lease Year after giving credit for payments made by Lessee on the previous estimate.

3.4 During, and upon completion of each Lease Year, Lessor shall determine the actual amount of Excess Taxes, Excess CAM and Excess HVAC for such Lease Year and Lessee's Pro Rata Share thereof and shall deliver a written certification of the amounts thereof to Lessee. If Lessee had paid less than Lessee's Pro Rata Share of Excess Taxes, Excess CAM and Excess HVAC for any Lease Year, Lessee shall pay the balance of Lessee's Pro Rata Share of the same within ten (10) days after the receipt of such statement. If Lessee had paid more than Lessee's Pro Rata Share of Excess Taxes, Excess CAM and Excess HVAC for any Lease Year, Lessor shall either (1) refund such excess, or (ii) credit such excess against the most current monthly installment or installments due Lessor for its estimate of Lessee's Pro Rata Share of such excess costs for the next following Lease Year. A pro rata adjustment shall be made for a fractional Lease Year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of this Lease during said Lease Year as compared to three hundred sixty-five (365) days and all additional sums payable by Lessee or credits due Lessee as a result of the provisions of this Article 3 shall be adjusted accordingly.

Further, Lessee shall pay, also as Additional Rent, any tax or excise on rents, gross receipts tax, or other tax (other than Lessor's income taxes), however described, which is levied or assessed by the United States of America or the state in which the Property is located or any political subdivision thereof, against Lessor in respect to the Base Rent, Additional Rent, or other charges reserved under this Lease or as a result of Lessor's receipt of such rents or other charges accruing under this Lease.


ARTICLE 4. OVERDUE AMOUNTS - RENT INDEPENDENT:

Any installments of Base Rent, Additional Rent, or other charges to be paid by Lessee accruing under the provisions of this Lease, which shall not be paid ten
(10) days after due date, shall bear interest at the rate of Eighteen percent (18%) per annum. from the date when the same is due until the same shall be paid, but if such rate exceeds the maximum interest rate permitted by law, such rate shall be reduced to the highest rate allowed by law under the circumstances. Provided, however, a minimum late rent charge in the amount of fifty ($50) dollars shall be due and payable if any payment of Annual Base Rent or Additional Rent is not paid on or before ten (10) days after the due date thereof. In additional to this late rent charge, Lessee shall pay Lessor as Additional Rent on the next rental due date a returned check charge of the sum of fifty ($50) dollars for each of Lessee's checks, if any, which may be returned by Lessee's bank for insufficient funds or other refusal by Lessee's bank to pay upon presentation of Lessee's check. Lessee covenants to pay the Base Rent and the Additional Rent are independent of any other covenant, condition, provision or agreement herein contained, and shall survive the termination of this Lease.

ARTICLE 5. POSSESSION OF PREMISES:

5.1 If Lessor is unable to give possession of the Premises on the date of the commencement of the term because the construction of the Building or the completion of the Premises has not been sufficiently completed to make the Premises ready for occupancy, or for any other reason, except due to the negligence of Lessor, Lessor shall not be subject to any claims, damages or liabilities for the failure to give possession on said date, provided that the rent reserved and covenant to pay rent shall not commence until possession of the Premises is given or the Premises are ready for occupancy, whichever is earlier. Failure to give possession on the date of commencement of the term shall in no way affect the validity of this Lease or the obligations of Lessee hereunder, nor shall the same be construed in any way to extend the expiration date of the term.

5.2 If Lessee is given and accepts possession of the Premises on a date earlier than the date above specified for commencement of the term, the rent reserved herein and all covenants, Agreements and obligations herein and the term of this Lease shall commence on the date that possession of the Premises is given to Lessee.

ARTICLE 6. SECURITY DEPOSIT: As additional security for the full and prompt performance by Lessee of all of Lessee's obligations hereunder, Lessee has upon execution of this Lease paid to Lessor the sum of Five Thousand Six Hundred Eighty Five & 75/ 100 Dollars ($5685.75 ') which sum may be applied by Lessor for the purpose of curing any default or defaults, under this Lease. If Lessee has not defaulted hereunder or if Lessor has not applied this security deposit to any defaults, then this security deposit or any portion thereof not so applied by Lessor shall be paid in cash to Lessee at the time of the termination of this Lease or any extension or renewals thereof. If the whole or any part of said security deposit is used or applied for the curing of any defaults, Lessee shall immediately deposit with Lessor an amount of cash equal to the amount so used or applied so that Lessee shall at all times have on deposit with Lessor an amount equal to such original deposit as security as aforesaid. In no event shall Lessee use such security deposit as a payment for Rent or Additional Rent, and any attempted use of such deposit shall constitute a default under this Lease, plus Guaranty by Carnegie International Corporation.

ARTICLE 7. UTILITY SERVICES:

7.1 Lessee shall promptly pay for all public utilities, including, without limitation, electricity and water, rendered or furnished and metered to the Leased Premises during the Term of this Lease.

7.2 Lessor shall furnish heating and air-conditioning units for the Premises. Lessee shall be responsible for any damage to said units arising out of its negligence or misuse. Lessee shall pay for the cost of operating said units. Lessee shall clean the Premises.

7.3 Lessor shall not be liable for damages, by abatement of rent or otherwise, for Interruption or failure of, or delay in, furnishing any service or utility, whether the responsibility of Lessor or of others, when the same is occasioned by causes beyond the reasonable control of Lessor.

ARTICLES. USE: Office & Warehouse

8.1 Lessee may use the Premises for the Specified Use but Lessee shall not injure, overload, deface or otherwise harm the Property, Building, or the Premises nor permit the same, nor commit any nuisance; nor permit the emitting of any objectionable noise or odor; nor bum any trash or refuse thereon or therein, nor sell, display, distribute or give away any alcoholic liquors or beverages; nor make or permit any use of the Premises which is improper, offensive, or contrary to any law or ordinance, or which will invalidate or increase the cost of any of the Lessor's insurance (including the keeping or storage of any article dangerous, inflammable or explosive character) or which would increase the danger of fire in the Premises or in Building in which the same is located; nor obstruct or permit he obstruction of driveways, walks, parking areas and other common areas on the Property.

8.2 Lessee shall not place any painting or exterior sign, placard, or other advertising media, banners, pennants, aerials, antennas, projections, awnings, or devices, of any kind whatsoever, on the Property or on the exterior of the Building, except a sign on the front door of the Premises, which sign shall consist of letters of no more than four inches in height and the design and conformity of which shall be approved in writing by Lessor prior to installation. The installation of such sign shall be accomplished by the sign company regularly employed by Lessor but at Lessee's expense.

8.3 In the event that Lessee's use of the Premises result in an increase of Lessor's insurance, and Lessor allows said use, Lessee shall pay Lessor said increase in insurance upon presentation of a receipt for a bill from Lessor for said increase in insurance and said increase of insurance shall be deemed to be Additional Rent.

ARTICLE 9. CONDITION AND MAINTENANCE OF THE PROPERTY, BUILDING AND THE PREMISES:

9.1       Repairs and Maintenance

Tenant Repairs and Maintenance. Lessee shall, at its expense, throughout the Term, maintain and preserve, in first lass condition, the Premises and the fixtures and appurtenances therein (including but not limited to, the Premises' plumbing and HVAC systems and excluding, however, those components of the Premises for which Lessor is expressly responsible under the terms of this Lease, Lessee shall also be responsible for all repairs and replacements (whether structural or non-structural; interior or exterior; and ordinary or extraordinary), in and to the Premises and the Property and the facilities and systems, thereof if and to the extent that the need for such repairs or replacements arises directly or indirectly from (a.) the performance or existence of any Alterations, (b.) the installation, use or operation of Lessee's Property in the Premises, (c.) The moving of Lessee's Property in or out of the Premises and/or the Property, or (d.) Any act, omission, misuse, or neglect of Lessee or any of its subtenants or its or their respective employees, agents, contractors, invitees, or other entering into the Premises by act or omission of Lessee or any subtenant. Without limiting the generality of the foregoing, Lessee, at its expense, shall promptly place or repair all scratched, damaged, or broken doors and glass in and about the Premises and floor coverings in the Premises and repair and maintain all sanitary and electrical fixtures therein, provided, however, that all replacements, materials and methods of replacement shall be approved in writing by Lessor prior to installation. Any repairs or replacements required to be made by Lessee to the mechanical, electrical, sanitary, HVAC, or other systems of the Property or Premises shall be performed by appropriately licensed contractors approved by Lessor which approval shall not be unreasonably withheld. All such repairs or replacements shall be subject to the supervision and control of Lessor or agent, and all errors and replacements shall be made with materials of equal or better quality than the items being repaired or replaced.

9.2 Except for repairs required in Article 9.3 hereof to be performed by Lessor, Lessee agrees at its sole cost and expense, to keep Leased Premises, equipment, facilities, light bulbs, ballasts and fixtures therein (including that in windows, door and skylights), clean and in good condition and to replace any glass which may be damaged or broken, with glass of the same quality; to make all repairs, alterations, additions or replacements required by any law or ordinance or any order or regulation of any public authority because of Lessee's use of Leased Premises and to keep the Premises equipped with all safety appliances required because of such use and to furnish any licenses and permits required for any such use and to comply with the orders and regulations of all governmental authorities. Lessee also shall repair any damage to the property or Building caused by Lessee's fault or negligence.

9.3 Lessor Repairs. Notwithstanding anything contained herein to the contrary, Lessor (and not Lessee) shall be responsible for the repair, replacement and restoration of the foundation, exterior and interior load-bearing walls, roof structure and roof covering and tuck pointing of the Property; provided, however, that in the event that any such repair, replacement of restoration is necessitated by any or all of the matters set forth in Article 9. 1, (a.), (b.), (c.) or (d.) collectively.("Lessee Necessitated Repairs), then Lessee shall be required to reimburse Lessor for all costs and expenses that Lessor incurs in order to perform such tenant Necessitated Repairs, and such reimbursement shall be paid, in full, within ten (10) days after Lessor's delivery of demand therefore. Lessor agrees to commence the repairs, replacements or restoration descried in this section 9.3 within a reasonable period of time after receiving from Lessee written notice of the need for such repairs.

9.4 The Lessee at its sole expense shall comply with all laws, orders and regulations of Federal, State and Municipal authorities and with any direction of any public officer, pursuant to law, which shall impose any duty upon the Lessor or the Lessee with respect to the leased property. The Lessee, at its sole expense, shall obtain all licenses or permits which may be required for the conduct of its business within the terms of this Lease, or for the making of repairs, alterations, improvements, or additions and the Lessor, where necessary, will join with the Lessee in applying for all such permits or licenses.

9.5 Lessee shall have the right during the term of this Lease, to make, at its sole expense, interior nonstructural changes and alterations in or of the Premises, subject, however, to Lessor's prior written consent (which consent shall not be unreasonably withheld) and subject in all cases to the following:


9.5.1. Any change or alteration shall be done in a good and workmanlike manner and in compliance with all applicable permits and authorization and building and zoning laws, and all other laws, ordinances, rules, regulations and requirements of all Federal, State and Municipal governments, departments, commissions, boards and officers, in accordance with the orders, rules and regulations of the National Board of Fire Underwriters or any other body exercising similar functions.

9.5.2. The cost of any change or alteration shall be paid, in cash, or its equivalent and shall be subject to such other requirements as Lessor may reasonably impose, so that the Premises, Building, and the property shall at all times be free of liens for labor and materials supplied or claimed to have been supplied to the Premises.

9.5.3. Workers Compensation insurance covering all persons employed in connection with the work and with respect to whom death or bodily injury claims could be asserted against Lessor or its beneficiaries, as well as mortgagees of the Premises, shall be maintained by Lessee at Lessee's sole cost and expense at all times when any work is in process in connection with any change, or alteration such insurance shall be in a company or companies of recognized responsibility licensed to do business in Illinois, and all policies or certificates therefore issued by the respective insurers bearing notations evidencing the payment of premiums or accomplished by other evidence satisfactory to Lessor of such payment, shall be delivered to Lessor.

9.5.4. Any and all alterations including wall covers, special paints or company logo shall be removed before return of demised premises to Lessor at the termination of the Lease Term. At the Lessor's option, such improvements may remain so long as this is indicated in writing by Lessor or his bona fide agent. Thus, the Premises shall be tendered to the Lessor as they were at the time of tenancy.

9.6      HAZARDOUS MATERIALS:

The Lessee shall not use any materials or substances for which Material Safety Data Sheets ("MODS") are required under OSHA's Hazardous Communication Standard (29 CAR 1910.1200), as amended. The Lessee covenants and agrees (I) not to use materials or substances for which an MODS is required, (ii) the Lessee is absolutely prohibited from disposing of any Hazardous Materials, as hereinafter defined, on the Premises and/or the Property, (iii) the Lessee shall comply with all Environmental Laws, as hereinafter defined, and (iv) the Lessee shall immediately notify the Lessor of any release of any Hazardous Materials at the Premises and/or the Property.

For purposes hereof "Environmental Laws" shall mean and include all federal, state and local environmental protection, occupational, health, safety and similar laws, ordinances, restrictions, licenses, and regulations, including, without limitation, the Federal Water Pollution Control Act (33 U.S.C. Sec. 1251 et seq .), Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq . ), Safe Drinking Water Act (42 U.S.C. Sec 30OF et M ), Toxic Substances Control Act ( 15 U. S. C. Sec. 2601 et. seq.) (Environmental Response, Compensation and Liability Act(49 U. S. C. Sec. 9601 et. seq.), Hazardous Materials Transportation Act (49 U.S.C. Section 1802 et. seq.), the Illinois Environmental Protection Act (I I I.Rev.Stat. ch. 111 1/2, par. 1001 et. seq.), and other comparable federal, state or local laws, statutes, ordinances, order, decrees, rules and/or regulations, regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material as now or at any time hereafter in effect.

For purposes hereof "Hazardous Materials" shall mean and include any hazardous, toxic or dangerous waste, substance or material, contaminant or pollutant defined as such in or for purposes of the Environmental Laws.

ARTICLE 10. INDEMNIFICATION AND RELEASE OF CLAIMS:

10.1 Lessee will hold Lessor and its beneficiaries, if any, and the management of the Building harmless and indemnified at all times against any loss, damage, cost, expense or liability resulting to any person or property by reason of any use which may be made of the Leased Premises or any part thereof, or by reason of any act or thing done or omitted to be done in, upon or about the Premises or any part thereof including, without limitation, the sale, gift or use of any alcoholic beverages; and Lessee will hold Lessor and the property, Building and the premises harmless and free and clear of any and all claims, demands, penalties, liabilities, judgments, costs and expenses, including reasonable attorney's fees, arising in connection with any use of the Premises.

10.2 Neither Lessor or Lessee shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the property or in the Building (includes the Premises), or in any manner growing out of or connected with the Lessee's use and occupation of the Premises, Building and the property, or the condition thereof, whether or not caused by the negligence or other fault of Lessor or Lessee, or of their respective agents, employees, sub-tenants, licenses, or assignees. This release shall apply only to the extent that such business interruption, loss or damage to property or injury to or death of persons is covered by insurance, regardless of whether such insurance is payable to or protects Lessor or Lessee, or both. Nothing in Article 10.2 shall be construed to impose any other or greater liability upon either Lessor or Lessee than would have existed in the absence of Article 10.2. This release shall be in effect only so long as the applicable insurance policies contain a clause to the effect that this release shall not affect the right of the insured to recover under such policies. Such clauses shall be obtained by the parties whenever possible. The release in favor of Lessor contained herein, is in addition to, and not in substitution for, or in diminution of the hold harmless, and indemnification provisions of Article 10. 1 hereof.

ARTICLE 11. LESSEE INSURANCE:

11.1 At all times subsequent to Lessee taking possession of the Premises, Lessee shall, at its sole cost and expense maintain:

11.1.1 Comprehensive General Public Liability Insurance against claims for personal injury, death or property damage occurring in connection with the use and occupancy of the Leased Premises, naming Lessee and Lessor and Lessor beneficiaries, if any, management of the Building, and holders of all mortgages on the Premises, as the additional insured, which limits of liability not less than the following, unless otherwise agreed in writing by Lessor.

         Bodily Injury:             One Person                $1,000,000
                                    Aggregate                  $2,000,000

         Property Damage:           One Accident              $ 500,000

11. 1. 2 Fire and Extended coverage Insurance (contents broad form) on Lessee's personal property located in the Premises in amounts reasonable deemed adequate by Lessee to fully insure such personal property.

11.2 With respect to policies which Lessee is required to procure and maintain hereunder:

11.2.1 Each such policy shall contain an agreement or endorsement that it will not be canceled by insurer without at least ten (10) days' prior written notice to Lessor and all mortgage holders.

11.2.2 Each such policy or a certificate therefore issued by insurer hereunder, shall be deposited by Lessee with Lessor.

11.2.3 If Lessee furnishes any insurance in the form of a blanket policy, it will furnish satisfactory proof that such blanket policy complies in all respects with the provisions of this Lease, and that the coverage thereunder is at least equal to the coverage which would be provided under a separate policy covering only the Premises.

11.2.4 Each such policy shall be issued by insurers of recognized responsibility licensed to do business in Illinois.

11.2.5 Not less than (10) days prior to the expiration date of any such policy, Lessee will furnish Lessor with a new policy or certificate therefore or a renewal thereof, in substitution of the expiring policy.

11.2.6 Lessee will not do, suffer or permit any act or omission, whether upon the Premises or otherwise, which might or would result in voiding or impairing the obligation of such policy of insurance.

ARTICLE 12. REPAIR OF BUILDING IN THE EVENT OF FIRE OR CASUALTY:

12.1 In the event the Leased Premises or any structures or improvements thereon are damaged or destroyed during the term thereof, Lessor shall determine in its sole discretion, whether to promptly cause the said damage or destruction to be repaired and if so determined, shall cause the Premises to be restored to a condition substantially equivalent to the existing immediately preceding the occurrence. If so decided, such repair and restoration shall be at Lessor's expense, excepting the cost of replacing or repairing Lessee's fixtures or personal property.

12.2 Lessor shall determine whether to repair or not within sixty (60) days from the date of the damage or destruction. In the event Lessor decides to repair, Lessor shall have one hundred twenty (120) days from the date of the decision to complete repairs. In the event Lessor determines not to repair, then both Lessor and Lessee shall at such time have the option to terminate this Lease. All insurance proceeds which relate to the Building and improvements and not Lessee's contents in excess of the costs to restore and repair shall be the property of the Lessor. Lessor shall abate the rent payable from the date of loss and during the period in which repairs and restoration are taking place. If Lessor decides not to repair, the Lease shall terminate in the 30 days following notice from Lessor and all amounts payable by Lessee under this Lease shall be pro-rated to the last date that the Lessee shall have had use and occupancy of the Premises.

ARTICLE 13. CONDEMNATION:

13.1 If the whole of the Premises shall be taken for any public or quasi-public use under statute or by right of eminent domain or by private purchase in lieu thereof, then this Lease shall automatically terminate as of the date that title shall be taken. If any portion of the Building in which the Premises are located shall be taken so as to render the Premises unusable for the Specified Use for which the Premises were leased, then either Lessor or Lessee may terminate this Lease upon the giving of written notice to the other party, within sixty (60) days from the date of such taking. Any notice given within said sixty (60) day period shall not be effective until the expiration of thirty (30) days after the giving of said notice as provided in Article 21 hereof. Rent shall be abated from the date the Leased Premises are no longer used or usable by Lessee.

13.2 If any part of the Premises shall be so taken and this Lease shall not terminate under the provisions of Article 13.1 hereof, then the rent payable under this Lease shall be equitably apportioned according to the space so taken, and if the reduction in rental cannot be agreed upon by the parties that matter shall be submitted to arbitration and Lessor shall, at its own cost and expense, restore the remaining portion of the Premises to the extent necessary to render it reasonably suitable for the purpose for which it was leased and shall make all repairs to Building in which the Premises are located to the extent necessary to constitute building a complete architectural unit, provided that the cost thereof shall not exceed the proceeds of Lessor's condemnation award.


13.3 All compensations awarded or paid upon such a total or partial taking of the Premises shall belong to and be the property of Lessor without any participation by Lessee, provided, however that nothing contained herein shall be construed to preclude Lessee from prosecuting any claim against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture and other personal property belongings to Lessee; provided however, that no such claim shall diminish or otherwise adversely affect Lessor's award or the award to any fee mortgages.

ARTICLE 14. ASSIGNMENT AND SUBLETTING:

14.1 Lessee shall not, without the prior written consent of Lessor, which consent shall not be unreasonably withheld: (1) transfer, pledge, mortgage or assign this Lease or any interest hereunder; (ii) permit any assignment of this Lease by voluntary act, operation of law or otherwise; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Lessee, its agents and employees. Lessee shall, by notice in writing, advise Lessor o its intention from, on and after a stated date (which shall not be less than thirty (30) days after date of Lessee's notice), to assign this Lease or to sublet any part or all of the Premises for the balance or any part of the term. Lessee's notice shall include all of the terms of the proposed assignment or sublease and shall state the consideration therefore.

14.2 In such event, Lessor shall have the right to be exercised by giving written notice to Lessee within ten (10) days after receipt of Lessee's notice, to recapture the space described in Lessee's notice and to enter into a direct lease with any such proposed assignee or sub-lessee. Effective on the commencement date of such direct lease, this Lease shall be canceled and terminated with respect to the space therein described.

14.3 Lessee's notice shall state the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed assignment or sublease shall be delivered to Lessor with Lessee's notice.

14.4 If Lessee's notice shall cover all of the Premises, and Lessor shall have exercised its foregoing recapture right, the term of this Lease shall expire and end on the commencement date of any direct lease entered into by Lessor with such proposed sub-lessee or assignee as fully and completely as if that date had been herein definitely fixed for the expiration of the term. If, however, this Lease shall be canceled with respect to less than the entire Premises, Base Rent and Additional Rent reserved herein shall be adjusted on the basis of the number of square feet retained by Lessee in proportion to the number of square feet contained in the Premises, as described in this Lease, and this Lease as so amended shall continue thereafter in full force and effect.

14.5 If Lessor, upon receiving Lessee's notice with respect to any such space, shall not exercise its right to recapture as aforesaid, Lessor will not unreasonably withhold its consent to Lessee's assignment of the Lease or subletting such space to the party identified in Lessee's notice.

14.6 Any subletting or assignment hereunder shall not release or discharge Lessee of or from any liability, whether past, present or future, under this Lease, and Lessee shall continue fully liable hereunder. The subtenant or subtenants or assignee shall agree in a form satisfactory to Lessor to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Lessee shall deliver to Lessor promptly after execution, an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee.

14.7 Any assignment, transfer, or subletting of this Lease which is not in compliance with the provisions of this Article 14 shall be of no effect and void. Lessor's right to assign its interest in this Lease shall remain unqualified.

ARTICLE 15. LESSOR'S PERFORMANCE OF LESSEE'S COVENANTS:

15.1 Should Lessee at any time fail or omit to do any act or thing provided under this Lease to be done by Lessee, Lessor may in its sole discretion after ten (10) days advance written notice to Lessee, itself do or cause to be done such act or thing, including the payment of any and all water rates and other governmental impositions, any and all governmental permits and other licenses fees and change, the cost of maintenance and operation, or any addition to or alteration or repair or improvements in the Premises, any insurance premium, any claim against or lien upon the Premises made or filed by any labor, supplier, material-man, principal contractor, subcontractor, or other person, whether for work, labor or service performed upon, or materials supplied to the Premises, any public utility bill or charge and any and all other sums payable by Lessee under this Lease.

15.2 All monies paid by Lessor pursuant to the provisions of Article 15.1 shall be and constitute so much Additional Rent use hereunder from Lessee to Lessor to be due and payable upon notice given by Lessor of the nature and amount thereof, on the first day of the calendar month next succeeding the month during which Lessor shall have given notice with interest upon any such amount at the applicable maximum legal rate and if none, then at the rate of eighteen (18%) percent per annum from the date of payment by Lessor until repayment to Lessor by Lessee.

ARTICLE 16. CERTAIN RIGHTS RESERVED TO LESSOR:

Lessor reserves the following rights:

16.1 To have pass key to the Premises and no locks shall be changed without prior written consent of Lessor.

16.2 To take any and all measures, including inspections, repairs, alterations and improvements to the Premises, or to building as may be necessary or desirable for the operation, safety, protection or preservation thereof, provided that no such work shall permanently reduce the area rented by Lessee.

16.3 To show the Premises to prospective Lessees or brokers during the last six months of the Term of this Lease (and if vacated during such period, to prepare the Premises for occupancy) and to prospective purchasers at all reasonable times, provided prior notice is given to Lessee in each case.

 16.4 To designate and/or approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to control all internal lighting that my be visible from the exterior of building.

ARTICLE 17. SUBORDINATION TO EXISTING AND FUTURE MORTGAGES

17.1 Unless otherwise directed in writing by the holder of any mortgage on the property or Building, this Lease shall be subject and subordinate at all times to the lien of any existing mortgage or mortgages which hereafter may be made a lien on the property or Building; provided that so long as Lessee is not in default under this Lease, its possession of the Premises and its rights and privileges hereunder shall not be interfered with by the mortgagee or any Purchaser upon a foreclosure of such mortgage. Although no instrument or act on the part of the Lessee shall be necessary to effectuate such subordination, the Lessee shall nevertheless execute and deliver further instruments subordinating this Lease to the lien of any such mortgages as may be desired by the mortgagee, provided the same acknowledges Lessee's rights as hereinbefore described. The Lessee hereby appoints the Lessor its attorney- in- fact irrevocably to execute and deliver any such instrument for the Lessee. Notwithstanding anything herein provided to the contrary, this Lease shall not be subject or subordinate to any junior mortgage or mortgages on the property and/or Building.

17.2 If any mortgagee or committed financier of Lessor should require, as a condition precedent to the closing of any loan or the disbursal of any money under any loan, that this Lease be amended or supplemented in any manner (other than in the description of the Leased Premises, the terms, the purpose or the Rent, Additional Rent or other charges hereunder), Lessor shall give written notice thereof to Lessee, which notice shall be accompanied by a Lease Supplement Agreement embodying such amendments or supplements. Lessee shall within ten (10) days after the effective date of the Lessor's notice, either consent to such amendments or supplements (which consent shall not be unreasonably withheld) and execute the tendered Lease Supplement Agreement, or deliver to Lessor a written statement of its reason or reasons for refusing to so consent and execute. Failure of Lessee to respond within said ten (10) day period shall be a default under this Lease without further notice. If Lessor and Lessee are then unable to agree on a Lease Supplement Agreement satisfactory to each of them and to the Lender within thirty (30) days after delivery of Lessee's written statement, Lessor shall have the right to terminate this Lease within sixty (60) days after the end of said thirty (30) day period.

ARTICLE 18. LESSOR'S REMEDIES:

18.1 If default shall be made in the payment of any money to be paid by Lessee under this Lease: Provided THAT same is not cured within thirty (30) day's of receipt of written notice to Lessee from Lessor, or default shall be made in the performance of any of the other covenants or conditions which Lessee is required to observe and perform, or if the interest of Lessee under this Lease shall be levied on under execution or other legal process, or if any petition shall be filed by or against Lessee to declare Lessee a bankrupt or to delay, reduce or modify Lessee's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Lessee's capital structure if Lessee be a corporation or other entity, or if Lessee be declared insolvent according to law, or if any assignment of Lessee's property shall be made for the benefit of creditors or if a receiver or trustee is appointed for Lessee or its property, or if Lessee shall abandon the Premises during the term of this Lease, then Lessor may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided that no such levy, execution, legal process or petition filed against Lessee shall constitute a breach of this Lease if Lessee shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing) and thereupon, at its option, may, without notice or demand of any kind to Lessee or any other person, have anyone or more of the following described remedies in addition to all other rights and remedies provided at law or in equity:

18.1.1 Lessor may terminate this Lease and forthwith repossess the Premises and be entitled to recover forthwith as damages a sum of money equal to the balance of the Term Rent then remaining unpaid hereunder, less the fair rental value of the Premises for said period and any other sum of money and damages owed by Lessee to Lessor.

18.1.2 Lessor may terminate Lessee's right of possession and may repossess the Premises by forcible entry or detainer suit or otherwise, without demand or notice of any kind to Lessee and without terminating this Lease, in which event Lessor may, but shall be under no obligation so to do, re-let the same for the account of Lessee for such rent and upon such terms as shall be satisfactory to Lessor. For the purpose of such re-letting Lessor is authorized to decorate or make any reasonable repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient and if Lessor shall fail or refuse to re-let the Premises, or if the same are re-let and a sufficient sum shall not be realized from such re-letting after paying all of the costs and expenses of such decorations, repairs, changes, alterations and additions and the expense of such re-letting and of the collection of the rent accruing there-from to satisfy the rent provided for in this Lease to be paid, then Lessee shall pay to Lessor as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, or if the Premises have been relet the Lessee shall satisfy and pay any such deficiency upon demand therefore from time to time and Lessee agrees that Lessor may file suit to recover any sums falling due hereunder from time to time, and that no delivery or recovery of any portion due Lessor hereunder shall be any defense to any subsequent action brought for any amount not therefore reduced to judgment in favor of Lessor.

ARTICLE 19. SURRENDER OF POSSESSION:

19.1 Upon the termination of this Lease or upon the termination of Lessee's right of possession, Lessee shall at once surrender possession of the Premises to Lessor and remove all effects there-from, and if such possession is not immediately surrendered Lessor may forthwith re-enter the premises and repossess itself thereof as of its former estate and remove all persons and effects there-from, using such force as may be necessary without being guilty of any manner of trespass or forcible entry or detainer, without limiting the generality of the foregoing, Lessee agrees to remove at the termination of the Lease, Lessee's movable office furniture, trade fixtures and office equipment and such alterations, improvements and additions as may be requested by Lessor. If Lessee shall fail or refuse to remove all such property from the Premises, Lessee shall be conclusively presumed to have abandoned the same and title thereto shall thereupon pass to Lessor without any cost, either by set off, credit, allowance or otherwise and Lessor may, at its option accept title to such property or at Lessee's expense, may remove the same, or any part thereof, in any manner that Lessor shall choose, and store the same without incurring liability to Lessor or any other person. Lessee agrees to pay Lessor the cost of restoring the walls, ceilings, floors and all light bulbs, ballasts, exit lights and/or battery packs of the Premises to the same condition that existed prior to the date of the commencement. Any unauthorized alterations, improvements and additions made for Lessee's occupancy of the Premises shall also be removed and the Premises repaired.


ARTICLE 20. HOLDING OVER:

20.1 In the event Lessee remains in possession of the Premises after expiration of this Lease, and without the execution of a new Lease, but with Lessor's written consent, it shall be deemed to be occupying the Premises as a Lessee from month-to-month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Base Rent shall be escalated to Lessor's then current Base Rent for the Premises according to Lessor's then current Rental rate schedule for prospective lessees. In the event Lessee remains in possession of the Premises after expiration of this Lease and without the execution of a new Lease and without Lessor's written consent, Lessee shall be deemed to be occupying the Premises without claim of right and Lessee shall pay Lessor for all costs arising out of loss or liability resulting from delay by Lessee in so surrendering the Premises as above provided and shall pay as a charge for each day of occupancy an amount equal to 150% of the Base Rent and Additional Rent (on a daily basis then currently being charged by Lessor on new Leases in the Building for space similar to the Premises.)

ARTICLE 21. NOTICES:

21.1 All notices to be given by one party to the other under this Lease shall be in writing, mailed or delivered as follows:

                           Korman/Lederer Management Co.
         To Lessor:        3 100 Dundee Road # 116
                           Northbrook, Illinois 60062

         To Lessee: To the Premises, or to such other address subsequently designated by notice sent by one party to the other.

Mailed notices shall be sent by United States certified or registered mail, postage prepaid. Such notices shall have been deemed to have been given by posting in the United States Mails, unless provided to the contrary herein.

ARTICLE 22. ESTOPPEL CERTIEFICATE:

Lessee agrees that from time to time, upon not less than five (5) days prior request by Lessor, it will deliver a statement in writing certifying:

22.1 That this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease, as modified, is in full force and effect);

22.2     The dates to which rent and other charged have been paid; and

22.3 That Lessor is not in default under any provisions of this Lease or, if in default, the nature thereof in detail.

ARTICLE 23. MISCELLANEOUS:

23.1 All rights and remedies of Lessor under this Lease shall be cumulative and none shall exclude any other rights and remedies, allowed by law.

23.2 Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit, not only of Lessor and of Lessee, but also of their respective heirs, legal representatives, successors and assigns, provided this clause shall not permit any transfer, assignment or sublease contrary to the provisions of Article 14 thereof.

23.3 All of the representations and obligations of Lessor are contained herein and no modification, waiver or amendment of this Lease, or of any of its conditions or provisions, shall be binding upon the Lessor unless in writing, signed by Lessor, or by a duly authorized agent of Lessor.

23.4 This Lease may be executed in any number of counterparts. Each such executed counterpart shall be deemed an original hereof and all such executed counterparts shall together constitute but one and the same instrument, which instrument shall for all purposes be sufficiently evidenced by any such executed counterpart.

23.5 This Lease is executed by Korman/Lederer Management Co. not personally, but as agent for the Beneficiaries of said LaSalle National Bank, as successor trustee to LaSalle National Trust, N.A., as Trustee under Trust #107031 - in the exercise of power and authority conferred upon it as such Agent and under the express direction of the beneficiaries of said Trust #107031. It is expressly understood and agreed that nothing herein or in said Lease contained shall be construed as creating any liability whatsoever against said Agent personally. If said Trust #107031 shall cease to own the Leased Premises or the Buildings, said Trust and the beneficiaries of said Trust shall thereafter have no liabilities and obligations hereunder shall continue in favor of the successors in title.

23.6 The non-prevailing party shall pay, upon demand, all of the other parties costs, charges and expenses, including the reasonable fees of counsel, agents and others retained by the other party incurred in enforcing the non-prevailing parties obligations hereunder. Either party shall pay, upon demand, all of the other party's costs, charges and expenses including, fees of agents and attorneys incurred in any litigation, negotiations or transactions in which such other party, without its fault, was caused to become involved.

23.7 Should Lessor be compelled to commence or sustain an action at law to collect said rents or parts thereof or to dispossess the Lessee or to recover possession of said premises, or to recover damages done to Premises, Building or fixtures, or from any other cause arising from said Lease, the Lessee shall pay all costs in connection therewith including reasonable attorney's fees of said Lessor.

23.8 Lessee, its employees, and invitees shall have the non-exclusive right to use the common driveways and parking lots along with the other tenants and customers of the building. The use of such driveways and parking facilities are subject to such reasonable rules and regulations as the Lessor may impose. Lessee further agrees not to use, or permit the use by its employees, the parking areas for the overnight storage of automobiles or other vehicles without the written permission of Lessor.

23.9 If Lessee is a corporation, then upon execution of this Lease and after any amendments hereto, Lessee shall deliver to Lessor certified copies of the corporate resolutions of Lessee authorizing the execution of this Lease or said amendments.

23.10 This Lease shall not be recorded but the parties agree, at the request of either of them, to execute a Short Form Lease for recording containing the name of the parties, the legal description, and the terms of the Lease.

ARTICLE 24. COVENANT AGAINST LIENS:

24.1 Lessee covenants and agrees not to suffer or permit any lien of mechanics or material men to be placed against the Building or Premises, and in case of any such lien attaching to, immediately pay off and remove the same. Lessee has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Lessee, operation of law or otherwise, to attach to or be placed upon Lessor's title or interest in the Premises, and any and all liens and encumbrances created by Lessee shall attach to Lessee's interest only.

ARTICLE 25. NONWAIVER:

25.1 No waiver of any condition expressed in this Lease shall be implied by any neglect of Lessor to declare a forfeiture on account of the violation of such condition if such violation be continued or repeated subsequently, and no express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of moneys by Lessor from Lessee after the termination in any way of the term of this Lease or of Lessee's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the term of this Lease or affect any notice given to Lessee prior to the receipt of such moneys, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the premises Lessor may receive and collect any rent due, and the payment of said rent shall not waive or affect said notice, suit or judgment.

ARTICLE 26. DEFAULT:

26.1 In the event that Lessor shall default on any of its obligations hereunder, Lessee shall, in addition to any notice and opportunity to cure given to Lessor, give notice of such default to Aid Association For Lutherans ("AAL"), and AAL shall have a reasonable opportunity (not less than thirty (30) days to cure same.


ARTICLE 27. SUBORDINATION:

27.1 Lessee covenants and agrees that all of Lessee's rights hereunder are and shall be subject and subordinate to the lien of any first mortgage or first deed of trust now or hereafter placed on the Premises or any part thereof, except the Lessee's property or trade fixtures, and to any and all renewals, modifications, consolidations, replacements, extensions or substitutions of any first mortgage or first deed of trust (which is hereinafter termed the "mortgage"). The Lessee's covenant of subordination hereunder shall be subject to Lessor's mortgagee agreeing that if Lessee is not in default hereunder the Lessee's tenancy shall not be disturbed. Such subordination shall be automatic, without the execution of any further subordination agreement by Lessee. If, however, a written subordination agreement, consistent with this provision, is required by a mortgagee or beneficiary of a deed of trust, Lessee agrees to execute, acknowledge and deliver the same and in the event of failure so to do, Lessor may, in addition to any other remedies for breach of covenant hereunder, execute, acknowledge and deliver the same as the agent or attorney in fact of Lessee, and Lessee hereby irrevocably constitutes Lessor its attorney - in- fact for such purpose.

ARTICLE 28. ATTORNMENT:

28.1 If, at any time during the term of this Lease, the Lessor of the Premises shall be the holder of a leasehold estate covering the premises which include the Premises, and if such leasehold shall terminate or be terminated for any reason, or if, at any time during the term of Lease a mortgage to which this Lease is subordinate shall be foreclosed, Lessee agrees at the election and upon demand of any owner of the premises which include the Premises, or of any mortgagee or beneficiary of a deed of trust in possession thereof, or of any holder of a leasehold thereafter affecting premises which include the Premises, or of any purchaser at foreclosure or trustee's sale, to attorn, from time to time, to any such owner, mortgagee, beneficiary, holder or purchases upon the terms and conditions set forth herein for the remainder of the term demised in this Lease.

ARTICLE 29. NOTICES:

29.1 All notices required or desired to be given hereunder by either party to the other shall be given by certified or registered mail, first-class postage prepaid, return receipt requested. Notices to the respective parties shall be addressed as follows:

         If to the Lessor           Korman/Lederer Management Co.
                                    3100 Dundee Road, Suite 116
                                    Northbrook, Illinois 60062
         With a copy to             Aid Association for Lutherans
                                    4321 North Ballard Road
                                    Appleton, W1 54919
                                    Attention: Investment Division
         If to the Lessee           To the Premises

         Either party may, by like written notice, designate a new address to which such notices can be directed. Such notice shall have been deemed to have been given by posting in the United States mail.

Any mortgagee of Lessor, or purchaser of the Premises, or beneficiary of a deed of trust, shall be relieved and released from any obligation to return such security in the event such mortgagee, beneficiary of a deed of trust, or purchaser comes into possession of the Premises by reason of foreclosure or trustee's sale (including deed in lieu thereof) or proceeding in lieu of foreclosure unless such security deposit shall have been actually delivered to such mortgagee or purchaser. Such release does not relieve Lessor of any obligation it may have to return the security deposit.

ARTICLE 31. AMERICAN WITH DISABILITIES ACT:

Lessee shall at all times keep the Premises in compliance with the Americans With Disabilities Act and its supporting regulations, and all similar federal, state or local laws, regulations and ordinances ("ADA"). Provided that the premises were in compliance at the inception of this Lease. If Lessor's consent would be required for alterations to bring the Premises into compliance, Lessor agrees not to unreasonably withhold its consent. Lessee shall indemnify and hold harmless Lessor from all loss, claims, suits, actions, and liability relating to the ADA that is the result of the use of the Premises by Lessee, its employees, agents, guests or invitees.

ARTICLE 32. ESTOPPEL CERTIFICATE OR THREE-PARTY AGREEMENT:

At Lessor's request at any time or from time to time, Lessee will execute either an estoppel certificate or a three-party agreement among Lessor, Lessee and Lessor's mortgagee or beneficiary of a deed of trust certifying to such facts (if true) and agreeing to such notice provisions and other matters as such mortgagee or beneficiary of a deed of trust may reasonably require in connection with Lessor's financing, including, but not limited to, damages, liabilities and expenses in connection with Lessee's breach of this provision.

ARTICLE 33. LESSOR WILL DO THE FOLLOWING AT NO COST TO LESSEE:

33.1     Paint office and clean carpet.

33.2     LESSOR TO INSTALL DUCTS TO BRING AIR CONDITIONING TO THE WAREHOUSE.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease on the date first above written.

LESSOR:                                     LESSEE:

Korman/Lederer Management Co.                        Chicago Telecom, Inc.
as agent for the beneficiaries of
LaSalle National Bank,
as successor trustee to LaSalle
National Trust, N.A., as Trustee
under Trust #107031

BY:/s/ Leslie H. Korman                              BY: /s/Lawrence E. Gable
   --------------------                                  --------------------
   Leslie H Korman                                       Lawrence E. Gable
Its: President

                                   EXHIBIT "C"
                                GUARANTY OF LEASE
                                -----------------

WHEREAS, Korman/Lederer Management Co., as agents for the beneficiaries of LaSalle National Bank, as successor trustee to LaSalle National Trust, N.A. as Trustee under Trust #107031, hereinafter referred to as "Lessor", and Chicago Telecom, Inc. hereinafter referred to as "Lessee", are about to execute a document entitled Multi-Tenant Building Lease, dated May 13, 1999, hereinafter referred to as the "Lease", by which Lessor will lease the premises commonly known as 650 West Grand Avenue, Units 207/208/209, Elmhurst, Illinois.

WHEREAS, Carnegie International Corporation, hereinafter referred to as "Guarantor", has a financial interest in Lessee; and

WHEREAS, Lessor would not execute the Lease if Guarantor did not execute and deliver to Lessor this Guaranty of Lease;

NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease, Guarantor hereby unconditionally and irrevocably guarantees the prompt payment by Lessee of all rentals and all other sums payable by Lessee under said Lease and the faithful and prompt performance by Lessee of each and every one of the terms and conditions and covenants of said Lease to be kept and performed by Lessee. Lessor's right of recovery against Guarantor is, however, limited to Three Hundred Fifty Five Thousand Sixty Five & 30/100 Dollars ($355,065.30), plus attorneys' fees hereinafter provided for.

It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent of notice to Guarantor and shall this Guaranty shall thereupon and thereafter guaranty the performance of said Lease as so changed, modified, altered or assigned.

This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease, whether pursuant to the terms thereof or at law or in equity.

No notice of default need to be given to Guarantor, it being specifically agreed and understood that the guaranty of the undersigned is a continuing guaranty under which Lessor may proceed forthwith and immediately against Guarantor under the terms of the Lease or at law or in equity.

Lessor shall have the right to proceed against Guarantor hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon Guarantor.

Guarantor hereby waives notice of acceptance of this Guaranty; demand of payment, presentation and protest; all right or assert or plead any statute of limitations as to relating to this Guaranty and the Lease; any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person of entity liable to Lessor; any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease; any right to require Lessor to pursue any other remedy Lessor may have before proceeding against Guarantor; and any right of subrogation.

Guarantor does hereby subrogate all existing or future indebtedness of Lessee to Guarantor to the obligations owned to Lessor under the Lease and this Guaranty.

The obligations of Lessee under the Lease to execute and deliver estoppel statements, as therein provided, shall be deemed to also require the Guarantor to provide the same relative to Guarantor.

The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor, whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issue and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Lessor's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantor under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary trustee assignee or purchaser.

The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee or sublessee of said Lease, and also any successor to the interest of said Lessee, assignee or sublease of such lease or any part thereof, whether by assignment, sublease or otherwise.

In the event that any action is brought by Lessor against Guarantor to enforce the obligation of Guarantor hereunder, the unsuccessful party in such actions shall pay to the prevailing party therein reasonable attorneys' fees which shall be fixed by the court.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty of Lease as of this 14th day of May, 1999.

Carnegie International Corporation

By:  /s/ Lawrence E. Gable
     ---------------------
     Lawrence E. Gable
Its:  VP Carnegie International Corporation
     --------------------------------------